Exhibit 99.2 IPN 1087 Acquisition and Fusion’s Expanding Pipeline March 2021Exhibit 99.2 IPN 1087 Acquisition and Fusion’s Expanding Pipeline March 2021

Fusion – Next Generation TATs for Precision Oncology

- Targeted Alpha Therapies (TATs) deliver radiation directly to cancer cells using a precision medicine approach (theranostics)
  - Fusion can create TATs from wide range of targeting molecules (antibodies, proteins, small molecules)
- We are expanding our pipeline by acquiring a small molecule that binds NTSR1; a validated cancer marker found on multiple cancer types notably pancreatic and colorectal cancers
  - Clinical imaging data show uptake of diagnostic form in pancreatic and CRC cancer patients
  - Preclinical therapy data with 225Ac (alpha emitter) show single dose tumor kill - high potency
- This **first in class** radiopharmaceutical augments our programs:
  - FPI-1434: Recently advanced from single- to multi-dosing Phase 1
  - FPI-1966: Targeting Fibroblast Growth Factor Receptor 3 (FGFR3)
  - Recently signed long-term collaboration with AstraZeneca to develop novel antibody-based TATs and combination therapies
- With deep radiopharmaceutical expertise, Fusion is positioned to lead **FPI-2059** through development

PDAC Imaging


A
B
coronal
axial
Anterior Planar

Liver Lesion and Primary Tumor Uptake

Baum et al., JNM, 2017 (also published JNM, 2018 May 59(5):809-814)

Fusion: Built As a Platform Company to Develop Multiple Classes of TATs Internal R&D Expertise Manufacturing and Supply Chain Expertise Ability and Experience Linking Alpha Emitting Isotopes to Radiopharmaceutical Manufacturing Different Classes of Targeting Molecules World-class GMP Manufacturing Antibody Small Molecule Hospitals and Clinics Leadership Position in Radiopharmaceuticals is Establishing Fusion as a Preferred Partner 3Fusion: Built As a Platform Company to Develop Multiple Classes of TATs Internal R&D Expertise Manufacturing and Supply Chain Expertise Ability and Experience Linking Alpha Emitting Isotopes to Radiopharmaceutical Manufacturing Different Classes of Targeting Molecules World-class GMP Manufacturing Antibody Small Molecule Hospitals and Clinics Leadership Position in Radiopharmaceuticals is Establishing Fusion as a Preferred Partner 3

Fusion’s Next Generation Radiopharmaceuticals for Precision Oncology Targeted TAT Binds to TAT Building Alpha the Target Blocks Therapy Tumor Cells (TAT) Actinium-225 Alpha-emitting Isotope Receptor The Chelate Proprietary Targeting Small Molecule As Carrier for Ac-225 4Fusion’s Next Generation Radiopharmaceuticals for Precision Oncology Targeted TAT Binds to TAT Building Alpha the Target Blocks Therapy Tumor Cells (TAT) Actinium-225 Alpha-emitting Isotope Receptor The Chelate Proprietary Targeting Small Molecule As Carrier for Ac-225 4

TATs: Multiple Mechanisms of Action


TAT Binds to the Target Tumor Cells
Receptor
Tumor Localized TAT
Ac-225
Fr
At
Bi
Tl
Ac-225 decay yields 4 alpha particles
α Particles
Cancer Cell
Multiple Mechanisms of Action of a TAT
1) Multiple lethal double-stranded DNA breaks
2) Bystander effect
3) Potential vaccine effect
Primary Cell Death
Bystander Cell Death
CD8+ T cells

Alpha-Emitters' Multiple Mechanisms Show Enhanced Killing of Tumor Cells

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IPN-1087 - A Validated Targeted Theranostic for the Neurotensin Receptor 1 (NTSR1) Imaging Shows Targeted Uptake In: NTSR1 is an attractive oncology target CRC and PDAC patients ■ Validated cancer biomarker associated with carcinogenesis of several types of solid tumors ■ High expression, similar to SSTR2 in NETs, which ® Lutathera targets IPN-1087 is a small molecule capable of delivering theranostic radiometals to NTSR1 expressing tumors Colorectal Carcinoma Pancreatic Ductal Adenocarcinoma ■ Imaging studies with IPN-1087 confirm tumor uptake in patients with colorectal, pancreatic, gastric cancers (primary and metastatic sites) ■ Dosimetry based on the imaging shows that IPN-1087 can be an effective delivery vehicle for targeting alpha emitters to NTSR1 expressing tumors 6IPN-1087 - A Validated Targeted Theranostic for the Neurotensin Receptor 1 (NTSR1) Imaging Shows Targeted Uptake In: NTSR1 is an attractive oncology target CRC and PDAC patients ■ Validated cancer biomarker associated with carcinogenesis of several types of solid tumors ■ High expression, similar to SSTR2 in NETs, which ® Lutathera targets IPN-1087 is a small molecule capable of delivering theranostic radiometals to NTSR1 expressing tumors Colorectal Carcinoma Pancreatic Ductal Adenocarcinoma ■ Imaging studies with IPN-1087 confirm tumor uptake in patients with colorectal, pancreatic, gastric cancers (primary and metastatic sites) ■ Dosimetry based on the imaging shows that IPN-1087 can be an effective delivery vehicle for targeting alpha emitters to NTSR1 expressing tumors 6

FPI-2059 - A Novel Small Molecule TAT Pancreatic Ductal Adenocarcinoma 225 Ac IPN 1087 Shows Single Dose Tumor IPN-1087 proven ability to deliver Kill In Preclinical Models radiometals to tumors in multiple cancer types makes it a promising candidate for 225 targeted alpha therapy with Ac 225 Preclinical data with Ac labeled IPN-1087 show single dose tumor kill Fusion will leverage its expertise to quickly 225 move the Ac labeled IPN-1087 (FPI-2059) into clinical development 7 Copyright © 2020 Fusion Pharmaceuticals Inc. All Rights ReservedFPI-2059 - A Novel Small Molecule TAT Pancreatic Ductal Adenocarcinoma 225 Ac IPN 1087 Shows Single Dose Tumor IPN-1087 proven ability to deliver Kill In Preclinical Models radiometals to tumors in multiple cancer types makes it a promising candidate for 225 targeted alpha therapy with Ac 225 Preclinical data with Ac labeled IPN-1087 show single dose tumor kill Fusion will leverage its expertise to quickly 225 move the Ac labeled IPN-1087 (FPI-2059) into clinical development 7 Copyright © 2020 Fusion Pharmaceuticals Inc. All Rights Reserved

FPI-2059 Development Strategy and Timeline

Fusion

2021	1H 2022	

Rapid development of IPN-1087 as an ^{225}Ac-labeled TAT

- Accelerated completion of requisite preclinical studies with ^{225}Ac labeled IPN-1087 (FPI-2059) to enable regulatory filings

Expedited set-up of clinical supply

- Parallel development of manufacturing; validation of ^{225}Ac GMP production for clinical supply

IND Filing

- Leverage FPI-1434 experience to submit IND for Phase 1 dose escalation studies (including multi-dosing)
- Increase PoS through inclusion of theranostic imaging to identify NTSR1 positive patients
- Open trial sites

Cohort Expansion Opportunity

- Imaging has shown uptake in multiple cancers:
  - Gastric
  - Pancreatic
  - Colorectal
- NTSR1 is expressed in multiple other tumor types, such as prostate

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Copyright © 2020 Fusion Pharmaceuticals Inc. All Rights Reserved

FPI-2059 Multiple Market Opportunities

Fusion

Pancreatic Cancer (PDAC)

- 58K new patients annually (US+EU5)[1]
- Typically treated with surgery, chemo or radiation, depending on stage and tumor type
- ≈$2B peak net sales opportunity in first-line PDAC (US+EU5)[2]

Gastric Cancer

- ~26k estimated new diagnoses in the US annually[3]
- 32% survival rate +5 years[4]

Colorectal Cancer (CRC)

Opportunities to improve current SoC across all lines of metastatic disease

- 3rd most common cancer globally[4]
- 2nd most common cancer death[4]
- ≈$10B large and stable market[5]


FPI-2059

Prostate Cancer

- Radiopharmaceuticals are showing increasing utility (Xofigo®, PSMA-617)
- High unmet medical need for metastatic prostate cancer with neuroendocrine differentiation
  - Patients that are NTSR1 positive but androgen and PSMA receptor negative

1. Blended average US EPIC Epidemiology & Kantar, EU Kantar 2019. 2.. Decision Resources Group 2019 report; 3. American Cancer Society https://www.cancer.org/cancer/stomach-cancer/about/key-statistics.html; 4. Based on data from SEER 18 2010–2016 (https://seer.cancer.gov/statfacts/html/stomach.html); 5. DRG report, including US, EU5 and Japan; 6. Decision Resources Group report, including US, EU5 and Japan

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Deal Terms Fusion will issue to Ipsen: ■ 400,000 shares of its common stock upon closing ■ 200,000 shares upon a patent-related milestone Fusion will pay up to €67.5 million upon the achievement of certain development and regulatory milestones; low single digit royalties on potential future net sales; and up to €350 million in sales milestones Fusion will be responsible for up to a total of €70 million in development milestone payments for up to three indications and mid-single to low-double-digit royalties on potential future net sales to a third-partyDeal Terms Fusion will issue to Ipsen: ■ 400,000 shares of its common stock upon closing ■ 200,000 shares upon a patent-related milestone Fusion will pay up to €67.5 million upon the achievement of certain development and regulatory milestones; low single digit royalties on potential future net sales; and up to €350 million in sales milestones Fusion will be responsible for up to a total of €70 million in development milestone payments for up to three indications and mid-single to low-double-digit royalties on potential future net sales to a third-party

IPN-1087 Enhances Fusion's Growing Pipeline of TATs

Fusion Programs	Early Discovery	Radiopharma Optimization	Preclinical Development	Phase 1	Phase 2	Phase 3
FPI-1434	Solid Tumors Expressing IGF-1R					
FPI-1966	Head & Neck and Bladder Cancers Expressing FGFR3					
FPI-2059 (IPN-1087)	Solid Tumors Expressing NTSR1					
FPI-1434 Combination	Solid Tumors Expressing IGF-1R					
Early Pipeline Targets not disclosed	Solid Tumor Solid Tumor Solid Tumor					

Partnered Programs	Early Discovery	Radiopharma Optimization	Preclinical Development	Phase 1	Phase 2	Phase 3
AZ Novel TATs (Up to 3) Targets not disclosed						
AZ Combinations (Up to 5) Target not disclosed

Thank You www.FusionPharma.com Copyright © 2020 Fusion Pharmaceuticals Inc. All Rights ReservedThank You www.FusionPharma.com Copyright © 2020 Fusion Pharmaceuticals Inc. All Rights Reserved